SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              June 26, 2016
                             Date of Report
                  (Date of Earliest Event Reported)

                   PEARL ISLAND ACQUISITION CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                       FINN POWER ENERGY CORPORATION
           (Former Name of Registrant as Specified in its Charter)

 Delaware                      000-55629	       81-2141389
(State or other         (Commission File Number)     (IRS Employer
jurisdiction                                      Identification No.)
of incorporation)

                            215 Apolena Avenue
                         Newport Beach, CA 92662
                (Address of Principal Executive Offices)

                               949-673-4510
           (Registrant's telephone number, including area code


      ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Finn Power Energy Corporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              PEARL ISLAND ACQUISITION CORPORATION

Date: June 26, 2016
                             /s/ James Cassidy
                       		  President